CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated July 31, 1998 relating to the financial statements and financial highlights appearing in the June 30, 1998 Annual Report to Shareholders of INVESCO Tax-Free Long Term Bond Fund (one of the portfolios constituting INVESCO Tax-Free Income Funds, Inc.) and our report dated July 31, 1998 relating to the financial statements and financial highlights appearing in the June 30, 1998 Annual Report to Shareholders of INVESCO Tax-Free Intermediate Bond Fund (one of the portfolios constituting INVESCO Tax-Free Income Funds, Inc.), which are also incorporated by reference into Statement of Additional Information.

We also consent to the incorporation by reference to our report into the Prospectus of INVESCO Tax-Free Long Term Bond Fund dated November 1, 1998, and the incorporation by reference of our report in the Prospectus of INVESCO Tax-Free Intermediate Bond Fund dated November 1, 1998, which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Tax-Free Long Term Bond Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Tax-Free Long Term Bond Fund both dated November 1, 1998. We also consent to the references to us under the headings "Independent Accountants" and Financial Statements" in the Statement of Additional Information of INVESCO Tax-Free Intermediate Bond Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Tax-Free Intermediate Bond Fund both dated November 1, 1998.

We also consent to the references to us under the headings "Financial Highlights" and "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
March 16, 1999